If the question is genetics, the answer is Invitae Sean George, chief executive Officer Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this presentation that is not a historical fact is a forward-looking statement. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to the risks set forth in the company's filings with the Securities and Exchange Commission, including the risks set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date hereof, and Invitae Corporation disclaims any obligation to update these forward-looking statements.

Bring comprehensive genetic information into mainstream medical practice to improve the quality of healthcare for billions of people Genetic information is more valuable when shared Driving down the cost of genetic information will increase its personal and clinical utility Healthcare professionals are fundamental in ordering and interpreting genetic information People should own and control their own genetic information Core principles

Dominant growth in diagnostics Building a better product wins Pricing does matter, even in healthcare Breadth of offering is a key factor Cost and scale of infrastructure is a key advantage ON Track to Become Largest Provider of Genetic Cancer Testing By Volume in 2018 2014 2016 2017 $25.0M $1.6M 2015 $68.2M $8.4M Revenue Accessioned volume 2014 2016 2017 59,000 4,200 2015 150,000 20,800 Gross profit ($4.0M) $18.1M Consolidated 2014 2016 2017 2015 ($2.8M) ($8.1M)

Focused execution is accelerating momentum Drove Triple Digit Volume and Revenue Growth in 2017 Launched exome sequencing and interpretation services Now test >20,000 genes Content across all stages of life Expanded product and commercial breadth Introduced $250 patient pay for all panels and Family Variant Testing at no additional charge Launched updated CancerGene Connect Platform Enhanced user experience >16 biopharma and health system partners >100 advocacy organizations reaching >100,000 people 4 successful acquisitions adding complementary capabilities and reach Disciplined acquisitions Commercial collaborations

Leveraging opportunities to reinvest in growth Rapid Implementation Near-Term Growth Long-Term Value Expanding content and capabilities Acquired: August and November 2017 (respectively) Launched: January 2018 integrated sales force to drive new account volume in cancer and OB/GYN in 2018 Adding patient communities & network infrastructure Acquired: January 2017 Launched: April 2017 Invitae Patient Network, enabling participants to contribute data, learn how others manage similar health plans, and receive information about the latest research and clinical trial opportunities, driving new biopharma partnerships and testing Enhancing the user experience Acquired: June 2017 Launched: September 2017 new version of CancerGene Connect, at no charge, to provide a software solution that simplifies data gathering, tracking and analysis for genetic counselors and their patients, onboarding >100 new accounts, driving new account growth

Recipe for billions of people Expand content Improve customer experience Drive Volume Attract Partners Growth Lower costs Lower prices

How the market works today Fertility & perinatal health PGS/D Prenatal testing Neonatal testing Pediatric testing Adult inherited testing Carrier screening Of the up to 10% of the population affected by genetic disease, less than 0.5% receive that information by way of an indication-based screen or test report1 Testing remains largely “event based” with patients accessing the market through discreet entry points Report generally remains isolated from patient’s broader healthcare and long-term health decisions 1Global Genes. “RARE Diseases: Facts and Statistics." Available at https://globalgenes.org/rare-diseases-facts-statistics/.

A large, fragmented and inefficient market


Carrier screening
Fertility & perinatal health
PGS/D
Prenatal testing
Neonatal testing
Pediatric testing
Preventive screening
Adult inherited testing
10,000's of tests
Roche
PARABASE GENOMICS
natera
progenity
insight
Counsyl
GENPATH OPKO
Lineagen
celmatix
GoodStart Genetics
CooperSurgical
(~12)
CombiMatrix
myriad
color
Veritas
Personalis
CLARITAS GENOMICS
GeneDx OPKO
Ambry Genetics
PREVENTION GENETICS
Alleles
Blueprint Genetics
KONICA MINOLTA
sema4
Miraca Life Sciences
CTGT
Courtagen
fulgent
(>30)
LabCorp
Quest Diagnostics
Somatic cancer testing
FOUNDATION MEDICINE
NeoGenomics Laboratories
GUARDANT 360
CARIS
(>20)
PGx
Translational Software
genelex
PGxl
kailos
ALTHEA
(~12)

INVITAE

How the market will work in the future Fertility & perinatal health PGS/D Prenatal testing Neonatal testing Pediatric testing Carrier screening A large portion of the population in modernized healthcare systems will have their genetic information managed on their behalf to improve health outcomes for themselves and their families Preventive genetics Access to comprehensive genetic information services at all major market entry points Individuals can access comprehensive genetic information to inform healthcare decisions throughout their lives Adult inherited testing three basic questions draw people to genetics Comprehensive solution for clinicians and patients Starting a family? Diagnosing a disease? Informing my health? Fertility & perinatal health PGS/D Prenatal testing Neonatal testing Pediatric testing Carrier screening Adult inherited testing Proactive

Clinical Trials Therapeutics Providers Patient Communities Devices Research A lifetime of data across the spectrum of healthcare Fertility & perinatal health PGS/D Prenatal testing Neonatal testing Pediatric testing Carrier screening Adult inherited testing + Comprehensive solution for partners Comprehensive phenotypic/ Family health history data

Scalable, custom, machine-learning software tools enable clinical analysis costs to decline even as assay and panel size increase Capabilities are difficult to retrofit into large incumbent operations Technology integration is tough to justify at smaller scale A technology fueled business model From Sample to Answer: Custom automation Moore’s Law The cost of DNA sequencing is decreasing rapidly Law of Finite Genomes Understanding the genetic basis of disease is like a finite puzzle… it’s a reverse engineering problem! Metcalfe’s Law The “Internet of genetics” is emerging

Executed in the most exacting of industries Applying world-class clinical expertise to Results that inform critical healthcare decisions Many companies deploying technology to lower costs remain naïve about the complexity of biology

Invitae network marks emergence of new industry Comprehensive genetic health information service to lead new era of healthcare Build a genome management infrastructure Make genetic testing more affordable and more accessible Build partnerships with industry peers to increase utilization of genetic testing Share genetic information on a global scale to diagnose more Genome Network Genetic Testing Genome Management Make acquisitions that expand test menu content and services to open new markets patients correctly and bring therapies to market faster Genetic information management to drive precision care

Network builds clinician and patient value Enabling earlier diagnosis for clinicians and their patients Offsetting cost to patients while accelerating market adoption Comprehensive epilepsy panel testing for pediatric patients sponsored by BioMarin Complementary sales and marketing effort taps new audiences to engage more patients and clinicians Bringing more patients into the network Makes testing available to a broad cross-section of pediatric epilepsy patients Doing more with data Patients diagnosed sooner and treated faster Early value of network approach

Creating mutual value to drive explosive growth Ensure relevant data and information is accessible when and where its needed People: Across all stages of life Most comprehensive, highest quality genetic information Lowest cost to access medically relevant information Connect with physicians, research, treatment, and patient communities Partners: Across all healthcare sectors Better, more comprehensive information to accelerate research & innovation Access to larger target patient populations Single source solution

Pulling forward the value inflection point investing in network growth Build Grow Monetize

Leading with unparalleled depth, unmatched price Not all Cancer testing created equal Most comprehensive testing at the lowest price More genotypic and phenotypic data generated per individual Multiples growth and value of network data relative to potential competitors 134 ~70 67 30 28

Building a best-in-class platform Breadth, depth and scale is essential to lead Fertility & perinatal health PGS/D Prenatal testing Neonatal testing Pediatric testing Carrier screening Adult inherited testing Depth and breadth have been a key component of our commercial success to date Enhanced content feeds a virtuous cycle of scale, pulling forward value inflection point for our business

Uniquely capable of serving growing demand Inherited Disease Family health Proactive Cancer market estimated to grow to > 2 million tests per year 1.2-1.3 million women in the US with breast and ovarian cancer who qualify for genetic testing didn’t receive it ~1.7 million newly diagnosed cancers per year Cardio, Neuro, Peds estimated to grow over the coming years >90 million Americans living with cardiovascular disease or after-effects of stroke Family Health market is already larger than cancer with 4 million live births per year in the US Combined carrier testing, products of conception, cytogenetics, cancer screening into one NGS platform Aggregate market is enormous for family health Proactive Health estimated to grow to over 10 million per year 1 in 20 people carry a serious health-related genetic risk ~300 million US population is the total addressable market

Performance statement Valuing Genetics beyond Diagnostic silo Invitae aims to emerge as the leader in a ‘winner take most’ environment based on increasing demand and the most scalable cost infrastructure People served Data per person Connections per person per data point x x

Build Adding depth to breadth by expanding content, deepening technology and engineering infrastructure Grow Engage more users through indirect volume drivers, enhance user experience and increase marketing and advertising Monetize Driving toward increased value inflection Migrate from one-off ordering to repeat, lifelong engagement with genetic information via customer subscription services and increased partner participation Progressing the network

Tracking our progress in 2018 and beyond COGS Trend Reimbursement Trend Gross Profit Trend Operating Leverage Trend Revenue Expected to double in 2018: $120 million Trailing indicator Volume Anticipated continued double-digit sequential growth At least 250,000 samples expected in 2018 REAL-TIME Indicator Goal of 1 million customers and $500 million in revenue in 2020 Targeting ability to breakeven in mid-2020 Ended Q4 17 with $76.0M in cash Additional $40.0M debt draw down available

Value that is created as… Fertility & perinatal health PGS/D Prenatal testing Neonatal testing Pediatric testing Carrier screening Adult inherited testing Proactive Stop being surprised by conditions presenting before & after birth Make assisted reproduction easier, more certain and less costly Put an end to diagnostic odysseys that result from developmental delays in children Access most important information for preventive health and wellness Identified risk before a disease presents We accelerate the understanding of the genome and the impact across all of healthcare